EXHIBIT 99.1
A10 Networks Reports Fourth Quarter and Full Year 2024 Financial Results

Demand Recovery from Service Providers and Continued Execution in Enterprise Business

SAN JOSE, Calif., February 4, 2025 -- A10 Networks, Inc. (NYSE: ATEN or the “Company”), a leading provider of cybersecurity and infrastructure solutions, today announced financial results for its fourth quarter and full year ended December 31, 2024.

Fourth Quarter 2024 Financial Summary
•Revenue of $74.2 million, compared to $70.4 million in the fourth quarter of 2023, representing a 5% increase.

•Enterprise revenue grew 8% for the quarter year-over-year, and service provider revenue grew 4%.

•GAAP gross margin of 79.9%; non-GAAP gross margin of 80.7%.

•GAAP net income was $18.3 million (24.7% of revenue), or $0.24 per diluted share, compared to net income of $17.9 million (25.4% of revenue) or $0.24 per diluted share in the fourth quarter of 2023.

•Non-GAAP net income of $23.0 million (30.9% of revenue), or $0.31 per diluted share (non-GAAP EPS) compared to non-GAAP net income of $18.5 million (26.2% of revenue) or $0.25 per diluted share in the fourth quarter of 2023.

•Adjusted EBITDA was $27.3 million (36.8% of revenue) compared to $24.0 million (34.0% of revenue) in the fourth quarter of 2023.

•The Company completed the quarter with cash and investments of $195.6 million, up from $159.3 million as of December 31, 2023. A10 generated $25.7 million in cash from operations during the quarter.

•The Company returned $10.2 million to investors, having repurchased 360,000 shares at an average price of $15.99 per share for a total of $5.8 million and having paid $4.4 million in cash dividends in the quarter.

•The Board of Directors approved a quarterly cash dividend of $0.06 per share, payable March 3, 2025, to stockholders of record at the close of business on February 14, 2025.

Full-Year 2024 Financial Summary
•Revenue of $261.7 million, up $10.0 million (4.0%) compared to $251.7 million in 2023.

•GAAP net income of $50.1 million (representing 19.2% of revenue), or $0.67 per diluted share.

•Non-GAAP net income of $64.8 million (representing 24.8% of revenue) or $0.86 per diluted share compared to $54.9 million (representing 21.8% of revenue), or $0.73 per diluted share (non-GAAP EPS).

• Adjusted EBITDA margin of 28.5% vs. 28.3% in 2023.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“The demand from service provider customers improved throughout the second half of 2024, and we enter 2025 with growing optimism of an ongoing normalization of spending from these customers” commented Dhrupad Trivedi, A10 Network’s President and Chief Executive Officer. “AI continues to serve as a significant catalyst for spending in general, and for A10 customer’s priorities in particular, because of the efficiency of our high throughput, low latency solutions for all operating environments. Our solutions lower the total cost of ownership, utilizing less power and integrated security capabilities, creating a durable competitive advantage within energy-hungry AI data centers.”

“Simultaneously, we delivered significant growth with enterprise customers, and we are investing heavily to further enhance our offerings for these customers,” added Trivedi. “During the coming year, we anticipate launching solutions to further expand our security offerings. We view 2025 as a year that will benefit from several years of R&D investment, furthering our competitive position with both service provider and enterprise customers.”

“As we drive the company transformation to a more agile engineering and delivery model, focused on security and efficiency, we have transformed our processes and systems,” concluded Trivedi. “The continued focus on operational excellence and long-term business model provides a strong foundation for a durable business model delivering consistent returns for all our stakeholders.”

Conference Call
Management will host a call today at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) to discuss the results.

Interested parties may access the conference call by dialing (833) 470-1428 (toll-free) or (404) 975-4839 and referencing access code: 475407.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the conclusion of the live call and will run for seven days and may be accessed by dialing (866) 813-9403 (toll-free) or (929) 458-6194 and entering the passcode 596790.

About A10 Networks
A10 Networks (NYSE: ATEN) provides security and infrastructure solutions for on-premises, hybrid cloud, and edge-cloud environments. Our 7000+ customers span global large enterprises and communications, cloud and web service providers who must ensure business-critical applications and networks are secure, available, and efficient. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit A10networks.com and follow us at A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our quarterly dividend payments, strategy, including as to AI, growth, demand, positioning, products, profitability, revenue expectations for 2025, market trends and investments. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend program, which may in turn negatively impact our ability to administer the quarterly dividends; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 29, 2024. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we refer to certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP operating expenses, Adjusted EBITDA and Adjusted EBITDA margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) impairment expense, (iii) tax planning expense, (iv) workforce reduction expense, (v) cyber incident remediation expense, (vi) one-time legal expense and (vii) income tax effect of non-GAAP items (i) to (vi) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, (ii) workforce reduction expense and (iii) cyber incident remediation expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) impairment expense, (iii) tax planning expense, (iv) workforce reduction expense, (v) cyber incident remediation expense and (vi) one-time legal expense. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) impairment expense, (iii) tax planning expense, (iv) workforce reduction expense, (v) cyber incident remediation expense and (vi) one-time legal expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other income, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) impairment expense, (vi) tax planning expense, (vii) workforce reduction expense, (viii) cyber incident remediation expense and (ix) one-time legal expense. We define Adjusted EBITDA margin as our Adjusted EBITDA divided by our GAAP revenue.

Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Revenue:
Products	$43,335	$40,550	$139,799	$141,082
Services	30,869	29,867	121,897	110,618
Total revenue	74,204	70,417	261,696	251,700
Cost of revenue:
Products	10,075	9,134	31,218	31,468
Services	4,823	4,140	20,201	16,494
Total cost of revenue	14,898	13,274	51,419	47,962
Gross profit	59,306	57,143	210,277	203,738
Operating expenses:
Sales and marketing	21,622	21,450	83,300	85,976
Research and development	13,192	11,979	57,726	55,229
General and administrative	6,096	5,708	25,283	23,885
Total operating expenses	40,910	39,137	166,309	165,090
Income from operations	18,396	18,006	43,968	38,648
Non-operating income (expense):
Interest income	1,671	1,677	6,747	5,078
Interest and other income (expense), net	1,440	(584)	7,384	69
Total non-operating income (expense), net	3,111	1,093	14,131	5,147
Income before income taxes	21,507	19,099	58,099	43,795
Provision for income taxes	3,206	1,182	7,959	3,825
Net income	$18,301	$17,917	$50,140	$39,970
Net income per share:
Basic	$0.25	$0.24	$0.68	$0.54
Diluted	$0.24	$0.24	$0.67	$0.53
Weighted-average shares used in computing net income per share:
Basic	73,691	74,288	74,088	74,210
Diluted	74,975	74,972	75,302	75,550

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023

GAAP net income	$18,301	$17,917	$50,140	$39,970
Non-GAAP items:
Stock-based compensation and related payroll tax	4,811	2,922	17,625	14,674
Impairment expense	—	—	—	2,975
Tax planning expense	—	500	500	500
Workforce reduction expense	1,075	—	1,075	4,298
Cyber incident remediation expense	—	—	—	732
One-time legal expense	—	—	71	—
Income tax-effect of non-GAAP items	(1,232)	(2,872)	(4,575)	(8,230)
Total non-GAAP items	4,654	550	14,696	14,949
Non-GAAP net income (1)	$22,955	$18,467	$64,836	$54,919

GAAP net income per share:
Basic	$0.25	$0.24	$0.68	$0.54
Diluted	$0.24	$0.24	$0.67	$0.53
Non-GAAP items:
Stock-based compensation and related payroll tax	0.07	0.04	0.23	0.19
Impairment expense	—	—	—	0.04
Tax planning expense	—	0.01	0.01	0.01
Workforce reduction expense	0.01	—	0.01	0.06
Cyber incident remediation expense	—	—	—	0.01
One-time legal expense	—	—	—	—
Income tax-effect of non-GAAP items	(0.01)	(0.04)	(0.06)	(0.11)
Total non-GAAP items	0.07	0.01	0.19	0.20

Non-GAAP net income per share: (1)
Basic	$0.31	$0.25	$0.88	$0.74
Diluted	$0.31	$0.25	$0.86	$0.73
Weighted average shares used in computing net income per share:
Basic	73,691	74,288	74,088	74,210
Diluted	74,975	74,972	75,302	75,550

(1)Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because companies may not all calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	As of December 31, 2024	As of December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$95,129	$97,244
Marketable securities	100,429	62,056
Accounts receivable, net of allowances of $465 and $405, respectively	76,687	74,307
Inventory	22,005	23,522
Prepaid expenses and other current assets	13,038	14,695
Total current assets	307,288	271,824
Property and equipment, net	39,142	29,876
Goodwill	1,307	1,307
Deferred tax assets, net	62,364	62,725
Other non-current assets	22,714	24,077
Total assets	$432,815	$389,809
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$12,542	$7,024
Accrued and other liabilities	32,696	21,388
Deferred revenue, current	78,335	82,657
Total current liabilities	123,573	111,069
Deferred revenue, non-current	69,924	58,677
Other non-current liabilities	7,489	12,187
Total liabilities	200,986	181,933

Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 90,520 and 89,003 shares issued and 73,693 and 74,359 shares outstanding, respectively	1	1
Treasury stock, at cost: 16,827 and 14,644 shares, respectively	(180,992)	(150,909)
Additional paid-in-capital	508,387	486,958
Dividends paid	(55,417)	(37,619)
Accumulated other comprehensive income (loss)	194	(71)
Accumulated deficit	(40,344)	(90,484)
Total stockholders' equity	231,829	207,876
Total liabilities and stockholders' equity	$432,815	$389,809

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Years Ended December 31,
	2024	2023
Cash flows from operating activities:
Net income	$50,140	$39,970
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,293	9,346
Stock-based compensation	17,048	14,081
Provision for (recovery from) doubtful accounts and sales returns	59	(699)
Other non-cash items	(424)	117
Changes in operating assets and liabilities:
Accounts receivable	(2,555)	(679)
Inventory	(760)	(6,302)
Prepaid expenses and other assets	(67)	(1,862)
Accounts payable	2,224	(2,999)
Accrued and other liabilities	6,609	(20,801)
Deferred revenue	6,925	14,342
Net cash provided by operating activities	90,492	44,514
Cash flows from investing activities:
Proceeds from sales of marketable securities	25,531	45,420
Proceeds from maturities of marketable securities	81,146	64,504
Purchases of marketable securities	(142,759)	(85,420)
Capital expenditures	(12,268)	(10,896)
Net cash provided by (used in) investing activities	(48,350)	13,608
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	3,624	4,943
Repurchases of common stock	(30,084)	(15,975)
Payments for dividends	(17,797)	(17,817)
Net cash used in financing activities	(44,257)	(28,849)
Net increase (decrease) in cash and cash equivalents	(2,115)	29,273
Cash and cash equivalents—beginning of period	97,244	67,971
Cash and cash equivalents—end of period	$95,129	$97,244

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$2,277	$2,473
Capital expenditures included in accounts payable	$3,294	$3,298

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023

GAAP gross profit	$59,306	$57,143	$210,277	$203,738
GAAP gross margin	79.9%	81.1%	80.4%	80.9%

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	523	441	2,091	1,814
Workforce reduction expense	20	—	20	42
Cyber incident remediation expense	—	—	—	3
Non-GAAP gross profit	$59,849	$57,584	$212,388	$205,597
Non-GAAP gross margin	80.7%	81.8%	81.2%	81.7%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023

GAAP total operating expenses	$40,910	$39,137	$166,309	$165,090

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(4,288)	(2,481)	(15,534)	(12,860)
Impairment expense	—	—	—	(2,975)
Tax planning expense	—	(500)	(500)	(500)
Workforce reduction expense	(1,055)	—	(1,055)	(4,256)
Cyber incident remediation expense	—	—	—	(729)
One-time legal expense	—	—	(71)	—
Non-GAAP total operating expenses	$35,567	$36,156	$149,149	$143,770

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023

GAAP income from operations	$18,396	$18,006	$43,968	$38,648
GAAP operating margin	24.8%	25.6%	16.8%	15.4%

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	4,811	2,922	17,625	14,674
Impairment expense	—	—	—	2,975
Tax planning expense	—	500	500	500
Workforce reduction expense	1,075	—	1,075	4,298
Cyber incident remediation expense	—	—	—	732
One-time legal expense	—	—	71	—
Non-GAAP operating income	$24,282	$21,428	$63,239	$61,827
Non-GAAP operating margin	32.7%	30.4%	24.2%	24.6%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023

GAAP net income	$18,301	$17,917	$50,140	$39,970
GAAP net income margin	24.7%	25.4%	19.2%	15.9%

Exclude: Interest and other income, net	(3,111)	(1,093)	(14,131)	(5,147)
Exclude: Depreciation and amortization	3,045	2,501	11,293	9,346
Exclude: Provision for income taxes	3,206	1,182	7,959	3,825
EBITDA	21,441	20,507	55,261	47,994
Exclude: Stock-based compensation and related payroll tax	4,811	2,922	17,625	14,674
Exclude: Impairment expense	—	—	—	2,975
Exclude: Tax planning expense	—	500	500	500
Exclude: Workforce reduction expense	1,075	—	1,075	4,298
Exclude: Cyber incident remediation expense	—	—	—	732
Exclude: One-time legal expense	—	—	71	—
Adjusted EBITDA	$27,327	$23,929	$74,532	$71,173
Adjusted EBITDA margin	36.8%	34.0%	28.5%	28.3%